UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 2007


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


                  Nevada                000-22855                 95-4780218
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


       12224 Montague Street
            Pacoima, CA                                             91331
(Address of principal executive offices)                          (Zip Code)


                                 (818) 899-4686
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 29, 2007, FLD Corporation elected to convert a total of $800,000 of debt owed to it from American Soil Technologies, Inc. (the "Company") into a total of 1,757,143 shares of common stock of the Company. FLD Corporation converted $700,000 of debt at $0.50 per share and $100,000 of debt at $0.28 per share. The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the "Act") and/or Rule 506 of Regulation D promulgated pursuant thereto. The Company believes that FLD Corporation is an "accredited investor" under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being furnished herewith:

    Exhibit No.                       Exhibit Description
    -----------                       -------------------

      99.1 Press release text of American Soil Technologies, Inc., dated October 31, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2007              AMERICAN SOIL TECHNOLOGIES, INC.


                                     By: /s/ Carl P. Ranno
                                        -------------------------------------
                                        Carl P. Ranno
                                        Chief Executive Officer and President